Exhibit 10(b)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of December, 2012.

/s/ John R. Strangfeld
John R. Strangfeld
Chairman, Chief Executive Officer,
President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 2013.

/s/ Mark B. Grier
Mark B. Grier
Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2012.

/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 2012.

/s/ Gordon M. Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 2012.

/s/ Gaston Caperton
Gaston Caperton
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 2012.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January, 2013.

/s/ James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2012.

/s/ William H. Gray, III
William H. Gray, III
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2012.

/s/ Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 2012.

/s/ Martina T. Hund-Mejean
Martina T. Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 2012.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 2012.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2012.

/s/ James A. Unruh
James A. Unruh
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2013.

/s/ Robert M. Falzon
Robert M. Falzon
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America (“Prudential”), constitutes and appoints SUN-JIN MOON, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (TBD after filing) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2012.

/s/ Peter B. Sayre
Peter B. Sayre
SVP, Principal Accounting Officer, and Controller